UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): October 3, 2000

                CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
              (Exact Name of registrant specified in its charter)
              (Originator of the Chase Credit Card Master Trust)





United States             333-74303                  22-2382028
(State or other           (Commission File           (I.R.S. employer
Jurisdiction of           Number)                    Identification No.)
Incorporation)

                              802 Delaware Avenue
                          Wilmington, Delaware  19801
                   (Address of principal executive offices)


Registrant's telephone number, including area code:  (302) 575-5000

Item 5.  Other Events
         On October 3, 2000, Chase Manhattan Bank USA, National Association ("Chase USA") formed Chase Credit Card Owner Trust 2000-3 (the "Issuer") pursuant to a Trust Agreement, dated as of October 3, 2000, between Chase USA, as Depositor (the "Depositor") and Wilmington Trust Company, as Owner Trustee (the "Owner Trustee").

         On October 3, 2000, The Bank of New York, as Indenture Trustee for the Issuer(the "Indenture Trustee"), executed and delivered to Simpson
Thacher & Bartlett, as counsel for the Issuer, a statement on Form T-1 as to its eligibility pursuant to the requirements of the Trust Indenture Act of 1939 (the "TIA") to hold the position of indenture trustee under the indenture dated as of October 3, 2000 (the "Indenture"), between the Issuer and the Indenture Trustee.




Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

         Exhibits

         25.2          Statement of the Indenture Trustee on Form
                       T-1 as to its eligibility pursuant to the requirements of the TIA to hold the position of Indenture Trustee under the Indenture.

                                  SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     CHASE MANHATTAN BANK USA,
                                     NATIONAL ASSOCIATION




                                     By:  /s/ Patricia Garvey
                                        _________________________
                                     Name:   Patricia Garvey
                                     Title:  Vice President



Date: October 3, 2000

                               INDEX TO EXHIBITS




Exhibit           Exhibit                               Sequentially
Number                                                  Numbered Pages

25.2              Statement of the Indenture
                  Trustee on Form T-1 as to its
                  eligibility pursuant to the
                  requirements of the TIA to hold
                  the position of Indenture
                  Trustee under the Indenture.